Exhibit 10.5

SECOND OMNIBUS AMENDMENT TO
LOAN DOCUMENTS
by and among
FIRST STATES INVESTORS 5000A, LLC
AMERICAN FINANCIAL REALTY TRUST
FIRST STATES GROUP, L.P., and
FIRST STATES MANAGEMENT CORP., LLC, each
having an address at
1725 The Fairway
Jenkintown, Pennsylvania 19046

GERMAN AMERICAN CAPITAL CORPORATION
having an address at
60 Wall Street, 10th Floor
New York, New York 10005
and
PNC BANK, NATIONAL ASSOCIATION
Two PNC Plaza
31st Floor, 620 Liberty Avenue
Pittsburgh, Pennsylvania 15222

Dated as of December 1, 2003

This SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of December 1, 2003 (this Agreement), is by and among FIRST STATES INVESTORS 5000A, LLC, a Delaware limited liability company (together with its successors and assigns, Borrower), AMERICAN FINANCIAL REALTY TRUST, a Maryland real estate investment trust (together with its successors and assigns, AFR), FIRST STATES GROUP, L.P., a Delaware limited partnership (together with its successors and assigns, FSG; AFR and FSG are each referred to herein as a Guarantor and collectively as the Guarantors), FIRST STATES MANAGEMENT CORP., LLC, a Delaware limited liability company (together with its successors and assigns, Manager), each having a principal place of business and chief executive office c/o First States Group, L.P., 1725 The Fairway, Jenkintown, Pennsylvania 19046, PNC BANK, NATIONAL ASSOCIATION, having an address at Two PNC Plaza, 31st Floor, 620 Liberty Avenue, Pittsburgh, Pennsylvania 15222 (together with its successors and assigns, Cash Management Bank) and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (together with its successors and assigns, Lender), having an address at 60 Wall Street, 10th Floor, New York, New York 10005.
W I T N E S S E T H
WHEREAS, pursuant to an Amended and Restated Loan and Security Agreement(together with all amendments, replacements and supplements, the Loan Agreement), dated as of October 1, 2003, between Borrower and Lender, Lender made a loan to Borrower in the principal amount of $440,000,000.00 (the Loan);
WHEREAS, the Loan is evidenced by a Consolidated Amended and Restated Note, dated as of October 1, 2003 (the Existing Note) made by Borrower in favor of Lender, which Existing Note evidences an indebtedness of Borrower to Lender in the outstanding principal amount of $440,000,000.00
WHEREAS, pursuant to Section 5.1.11 of the Loan Agreement, Borrower and Lender have severed the Existing Note into five (5) substitute promissory notes in an aggregate principal amount equal to the amount of the Loan;
WHEREAS, on the date hereof the Existing Note has been amended, restated and superseded and the Loan shall be evidenced by (i) that certain Promissory Note A1, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $100,000,000 (Substitute Note A1); (ii) that certain Promissory Note A2, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $75,000,000 (Substitute Note A2); (iii) that certain Promissory Note A3, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $85,000,000 (Substitute Note A3); (iv) that certain Promissory Note A4, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $80,000,000 (Substitute Note A4) and (v) that certain Promissory Note B, dated as of the date hereof, made by Borrower in favor of Lender, in the principal amount of $100,000,000 (Substitute Note B; and Substitute Note A1, Substitute Note A2, Substitute Note A3, Substitute

Note A4 and Substitute Note B, and all extensions, renewals, modifications, consolidations, substitutions, replacements and restatements thereof, is hereinafter referred to as the Substitute Notes);
WHEREAS, the Substitute Notes shall evidence the Loan in the aggregate maximum principal amount of $440,000,000.00 (the Principal Amount) payable in accordance with the terms of the Substitute Notes and the Loan Agreement;
WHEREAS, Borrower, Cash Management Bank, Manager, Guarantors and Lender desire to amend the terms of the Loan Documents (as defined in the Loan Agreement); and
WHEREAS, Borrower, Guarantors, Manager, Cash Management Bank and Lender intend that these Recitals be a material part of this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises, ten dollars ($10.00) paid in hand by Lender to Borrower, Manager, Cash Management Bank and each Guarantor and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Manager, Cash Management Bank, Guarantors and Lender hereby agree as follows:
Section 1. Document References. All references in any Loan Document to the "Note" shall be deemed to be a reference to the Substitute Notes as amended, restated, modified, consolidated or severed.
Section 2. Monthly Amount, Principal Amount. All references to (i) "Monthly Amount" in any of the Loan Documents shall mean the sum of the "Monthly Amount" payable under each of the promissory notes constituting the Note; (b) "Principal Amount" in any of the Loan Documents shall mean the sum of the "Principal Amount" outstanding under each of the promissory notes constituting the Note.
Section 3. Representations and Warranties. Borrower, Manager, Cash Management Bank and each Guarantor represent and warrant that each of its representations and warranties contained in any of the Loan Documents to which it is a party are true and correct in all material respects as of the date hereof.
Section 4. Full Force and Effect. Except as amended by this Agreement, each of the Loan Documents shall continue to remain in full force and effect. Notwithstanding anything to the contrary, this Agreement shall not amend the Note or the Substitute Notes and the Substitute Notes shall continue to remain unmodified and in full force and effect.
Section 5. Ratification. Each Guarantor hereby reaffirms each of its obligations under that certain (i) Guaranty of Recourse Obligations and (ii) Environmental Indemnity, each dated as of June 30, 2003, as amended, and confirms that such obligations shall apply and relate in all respects to the Loan and the Loan Documents as amended by this Agreement and the Substitute Notes.
Section 6. Headings. Each of the captions contained in this Agreement are for the convenience of reference only and shall note define or limit the provisions hereof.
Section 7. Governing Law. This Agreement shall be governed by the laws of the State of New York, without regard to choice of law rules.
Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.
Section 9. Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first written above.

FIRST STATES INVESTORS 5000A, LLC
a Delaware limited liability company

By: /s/ William P. Ciorletti
Name: William P. Ciorletti
Title: Vice President

AMERICAN FINANCIAL REALTY TRUST,
a Maryland real estate investment trust

By: /s/ William P. Ciorletti
Name: William P. Ciorletti
Title: Senior Vice President
Chief Financial Officer

FIRST STATES GROUP, L.P.,
a Delaware limited partnership

By: First States Group, LLC,
a Delaware limited liability company,
its General Partner

By: /s/ William P. Ciorletti
Name: William P. Ciorletti
Title: Senior Vice President
Chief Financial Officer

FIRST STATES MANAGEMENT CORP, LLC,
a Delaware limited liability company

By: /s/ Edward J. Matey, Jr.
Name: Edward J. Matey, Jr.
Title: Vice President

GERMAN AMERICAN CAPITAL CORPORATION

By: /s/ Christopher E. Tognola
Name: Christopher E. Tognola
Title: Vice President

By: /s/ Thomas Traynor
Name: Thomas Traynor
Title: Authorized Signatory

ACCEPTED, ACKNOWLEDGED AND AGREED TO BY
PNC BANK, NATIONAL ASSOCIATION SOLELY WITH
RESPECT TO SECTION 5 HEREOF AND AS THIS
AGREEMENT MODIFIES THE TERMS OF THAT CERTAIN
ACCOUNT AND CONTROL AGREEMENT, DATED AS OF
JUNE 30, 2003, BY BORROWER, LENDER AND
PNC BANK, NATIONAL ASSOCIATION:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Jacqueline Rizzo
Name: Jacqueline Rizzo
Title: Vice President

ACKNOWLEDGMENTS

First States Investors 5000A, LLC

STATE OF PENNSYLVANIA )
)ss.
COUNTY OF MONTGOMERY )

On the 21st day of November the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared William P. Ciorletti, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

First States Group, L.P.

STATE OF PENNSYLVANIA )
) ss.
COUNTY OF MONTGOMERY )

On the 21st day of November the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared William P. Ciorletti, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

American Financial Realty Trust

STATE OF PENNSYLVANIA )
) ss.
COUNTY OF MONTGOMERY )

On the 21st day of November the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared William P. Ciorletti, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007

First States Management Corp LLC

STATE OF PENNSYLVANIA )
) ss.
COUNTY OF MONTGOMERY )

On the 21st day of November the year 2003 before me, the undersigned, a notary public in and for said state, personally appeared Edward J. Matey Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Deborah R. Cureton
Notary Public

[Notary Seal]	My Commission expires: March 31, 2007